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                         Supplement dated November 3, 1998
                     To the Prospectus dated September 30, 1998

                          VAN KAMPEN EMERGING MARKETS FUND
                       VAN KAMPEN WORLDWIDE HIGH INCOME FUND

                                 Portfolios of the
                            VAN KAMPEN SERIES FUND, INC.
                                  P.O. Box 418256
                            Kansas City, Missouri  64141


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The section of the Prospectus entitled "MANAGEMENT OF THE COMPANY - INVESTMENT
ADVISER - PORTFOLIO MANAGERS" is hereby amended with the following:

EMERGING MARKETS FUND - Robert L. Meyer and Andy Skov. Robert Meyer joined the Sub-Adviser in 1989. He is a Managing Director of the Sub-Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") and co-manager of the Adviser's emerging markets group and head of the Sub-Adviser's Latin American Team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School.
In addition, he is also a Chartered Financial Analyst. Mr. Meyer has managed the Fund's assets since its inception. Mr. Skov has shared responsibility for managing the Fund's assets since October, 1998. He joined the Sub-Adviser in 1994 as a Portfolio Manager. Currently, he is a Principal of Morgan Stanley and the Sub-Adviser. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economic Development.

WORLDWIDE HIGH INCOME FUND - Robert Angevine, Thomas L. Bennett, Stephen F. Esser and Abigail L. McKenna. Robert Angevine is a Principal of Morgan Stanley and the Sub-Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Mr. Angevine also manages high yield asset for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett has shared responsibility for managing the Fund's assets since October 1998. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds'

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Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987,
the High Yield Portfolio in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser has shared primary responsibility for managing the Fund's assets since October, 1998. He joined the Sub-Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware. Ms. McKenna joined the Sub-Adviser in 1996 and is a Vice-President of the Sub-Adviser and Morgan Stanley. She focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining the Adviser, she was a Senior Portfolio Manager at MIMCO and a Limited Partner at Weiss Peck & Greer from 1991 to 1995 where she was responsible for the trading and management of Corporate Bond Portfolios. She holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst.

                                                                    MS SPT 10/98